UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: November 10, 2023

(Date of earliest event reported)

eGain Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	File Number)	Identification Number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636-4500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	EGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On November 10, 2023, the Compensation Committee of the Board of Directors (the “Board”) of eGain Corporation (the “Company”) approved a variable annual cash compensation to executive officers of the Company based on 75% of target amounts. The compensation approved for fiscal year 2023 was (a) $75,000 for the Company’s Chief Executive Officer, Ashutosh Roy, (b) $97,500 for the Company’s Chief Financial Officer, Eric N. Smit, and (c) $67,500 for the Company’s Chief Technology Officer, Promod Narang. No changes were made to the executive officers’ base salaries or target variable compensation.

On November 10, 2023, the Board granted the following restricted stock units (“RSU”) to certain executive officers of the Company (excluding the Company’s Chief Executive Officer) under the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Stock Plan”). Each RSU has a grant price of $6.57 per share, the closing price of the Company’s common stock on the Nasdaq Capital Market on the date of grant, and will vest on November 15, 2024, subject to continued service with the Company.

Name, TitleRSUs

Eric N. Smit, Chief Financial Officer1,461

Promod Narang, Chief Technology Officer1,416

Item 8.01.Other Events.

On November 10, 2023, the Board approved the following grants of RSUs to its non-employee directors under the Stock Plan. Each RSU was granted at grant price of $6.57 per share, the closing price of the Company’s common stock on the Nasdaq Capital Market on the date of grant, and will vest on November 15, 2024, subject to continued service with the Company.

Non-employee DirectorRSUs

Gunjan Sinha2,500

Phiroz P. Darukhanavala, Ph.D.2,500

Christine Russell2,500

Brett Shockley2,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2023		eGain Corporation

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

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